                                                                      EXHIBIT 24

                                 TENNECO INC.
                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M. W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-3 for the registration of shares of Common Stock, par value $5.00 per share, of Tenneco Inc., which were issued pursuant to the merger of MLP Holdings, Inc. with and into a wholly-owned subsidiary of Tenneco Inc., and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th day of April, A.D. 1996.


                                                 /s/ Mark Andrews
                                     --------------------------------------
                                                   Mark Andrews

                                 TENNECO INC.
                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M. W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-3 for the registration of shares of Common Stock, par value $5.00 per share, of Tenneco Inc., which were issued pursuant to the merger of MLP Holdings, Inc. with and into a wholly-owned subsidiary of Tenneco Inc., and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th day of April, A.D. 1996.


                                           /s/ W. Michael Blumenthal
                                     --------------------------------------
                                             W. Michael Blumenthal

                                 TENNECO INC.
                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M. W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-3 for the registration of shares of Common Stock, par value $5.00 per share, of Tenneco Inc., which were issued pursuant to the merger of MLP Holdings, Inc. with and into a wholly-owned subsidiary of Tenneco Inc., and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th day of April, A.D. 1996.


                                             /s/ M. Kathryn Eickhoff
                                     --------------------------------------
                                                M. Kathryn Eickhoff

                                 TENNECO INC.
                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M. W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-3 for the registration of shares of Common Stock, par value $5.00 per share, of Tenneco Inc., which were issued pursuant to the merger of MLP Holdings, Inc. with and into a wholly-owned subsidiary of Tenneco Inc., and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th day of April, A.D. 1996.


                                                 /s/ Peter T. Flawn
                                     --------------------------------------
                                                   Peter T. Flawn

                                 TENNECO INC.
                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M. W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-3 for the registration of shares of Common Stock, par value $5.00 per share, of Tenneco Inc., which were issued pursuant to the merger of MLP Holdings, Inc. with and into a wholly-owned subsidiary of Tenneco Inc., and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th day of April, A.D. 1996.


                                            /s/ Henry U. Harris, Jr.
                                     --------------------------------------
                                               Henry U. Harris, Jr.

                                 TENNECO INC.
                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M. W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-3 for the registration of shares of Common Stock, par value $5.00 per share, of Tenneco Inc., which were issued pursuant to the merger of MLP Holdings, Inc. with and into a wholly-owned subsidiary of Tenneco Inc., and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th day of April, A.D. 1996.


                                             /s/ Belton K. Johnson
                                     --------------------------------------
                                                Belton K. Johsnon

                                 TENNECO INC.
                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M. W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-3 for the registration of shares of Common Stock, par value $5.00 per share, of Tenneco Inc., which were issued pursuant to the merger of MLP Holdings, Inc. with and into a wholly-owned subsidiary of Tenneco Inc., and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th day of April, A.D. 1996.


                                                 /s/ John B. McCoy
                                     --------------------------------------
                                                   John B. McCoy

                                 TENNECO INC.
                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M. W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-3 for the registration of shares of Common Stock, par value $5.00 per share, of Tenneco Inc., which were issued pursuant to the merger of MLP Holdings, Inc. with and into a wholly-owned subsidiary of Tenneco Inc., and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th day of April, A.D. 1996.


                                              /s/ Joseph J. Sisco
                                     --------------------------------------
                                                Joseph J. Sisco

                                 TENNECO INC.
                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M. W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-3 for the registration of shares of Common Stock, par value $5.00 per share, of Tenneco Inc., which were issued pursuant to the merger of MLP Holdings, Inc. with and into a wholly-owned subsidiary of Tenneco Inc., and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th day of April, A.D. 1996.


                                              /s/ William L. Weiss
                                     --------------------------------------
                                                William L. Weiss

                                 TENNECO INC.
                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M. W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-3 for the registration of shares of Common Stock, par value $5.00 per share, of Tenneco Inc., which were issued pursuant to the merger of MLP Holdings, Inc. with and into a wholly-owned subsidiary of Tenneco Inc., and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th day of April, A.D. 1996.


                                           /s/ Clifton R. Wharton, Jr.
                                     --------------------------------------
                                             Clifton R. Wharton, Jr.